Intangible Assets	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets	INTANGIBLE ASSETS

		Accumulated	Net Book
($ millions)	Cost	Amortization	Value
2024
Computer software	1,035	(493)	542
Land, transmission and water rights	1,188	(210)	978
Other	143	(95)	48
Assets under construction	93	—	93
	2,459	(798)	1,661

2023
Computer software	1,040	(528)	512
Land, transmission and water rights	1,071	(182)	889
Other	132	(81)	51
Assets under construction	58	—	58
	2,301	(791)	1,510

Included in the cost of land, transmission and water rights as at December 31, 2024 was $123 million (2023 - $113 million) not subject to amortization. Amortization expense was $153 million for 2024 (2023 - $150 million). Amortization is estimated to average approximately $97 million for each of the next five years.